                                                     Exhibit 23.1


The Board of Directors
Lake Forest Bancorp, Inc.

We consent to the use of our reports included herein (or incorporated herein by reference) in this Current Report on Form 8-K filed by Wintrust Financial Corporation.



                              KPMG PEAT MARWICK LLP





Chicago, Illinois
September 13, 1996

The Board of Directors
North Shore Community Bancorp, Inc.

We consent to the use of our reports included herein (or incorporated herein by reference) in this Current Report on Form 8-K filed by Wintrust Financial Corporation.



                              KPMG PEAT MARWICK LLP





Chicago, Illinois
September 13, 1996

The Board of Directors
Hinsdale Bancorp, Inc.

We consent to the use of our reports included herein (or incorporated herein by reference) in this Current Report on Form 8-K filed by Wintrust Financial Corporation.



                              KPMG PEAT MARWICK LLP





Chicago, Illinois
September 13, 1996

The Board of Directors
Libertyville Bancorp, Inc.

We consent to the use of our reports included herein (or incorporated herein by reference) in this Current Report on Form 8-K filed by Wintrust Financial Corporation.



                              KPMG PEAT MARWICK LLP





Chicago, Illinois
September 13, 1996